                                                                   EXHIBIT 23.1

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of SangStat Medical Corporation on Form S-8 of our report dated February 6, 1998, appearing in the Annual Report on Form 10-K of SangStat Medical Corporation for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP

San Jose, California
May 19, 1998